ROSENTHAL & ROSENTHAL, INC.

1370 BROADWAY
NEW YORK, NY 10018

January 27, 2014

Apache Energy Services, LLC
Aqua Handling of Texas, LLC
KMHVC, Inc.
710 North Post Oak Rd.
Ste. 400
Houston, TX 77024

Ladies and Gentlemen:

Reference is made to the Financing Agreement entered into between us dated June 27, 2013, as amended and/or supplemented (the "Financing Agreement").

This will confirm that, effective as of the date hereof, the Financing Agreement is hereby amended as follows:

Section 1.20 of the Financing Agreement is amended and restated in its entirety so as to read as follows:

"1.20 "**Maximum Credit Facility**" shall mean $4,000,000."

Except as hereinabove specifically set forth, all of the terms and conditions of the Financing Agreement shall remain in full force and effect and continue unmodified.

Very truly yours,

ROSENTHAL & ROSENTHAL, INC.

By: ______________________
Andrew Matza, Vice President

Agreed:

APACHE ENERGY SERVICES, LLC

By: **HII Technologies, Inc.**

By: ______________________
Matthew Fleming, CEO

AQUA HANDLING OF TEXAS, LLC

By: ______________________
Matthew Fleming, CEO

KMHVC, INC.

By: ______________________
Matthew Fleming, CEO